EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

PROXY

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 20, 2006 AT 1:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares hereby appoints R. Jay Gerken, Robert I Frenkel, Thomas C. Mandia and Rocco Del Guercio attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on December 20, 2006 at 1:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated October [    ], 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-877-0438
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

,2006
Date VAR_16661

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

	FOR	AGAINST	ABSTAIN

2.      To approve the Agreement and Plan of Reorganization, providing for (i) the conveyance, re-allocation and delivery of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value (the “Acquired Fund”), a series of Legg Mason Partners Investment Funds, Inc., in exchange for shares of Legg Mason Partners All Cap Growth and Value (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the amendment of the Legg Mason Partners Investment Funds, Inc. Charter, as provided in the form of Articles of Amendment, attached to this Proxy Statement/Prospectus as Annex I to Appendix A-2, to implement the Plan of Reorganization.

	☐	☐	☐
3. To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.	☐	☐	☐

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

PROXY

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 20, 2006 AT 1:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares hereby appoints R. Jay Gerken, Robert I Frenkel, Thomas C. Mandia and Rocco Del Guercio attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on December 20, 2006 at 1:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated October [    ], 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-877-0438
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

,2006
Date VAR_16661

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

	FOR	AGAINST	ABSTAIN

2.      To approve the Agreement and Plan of Reorganization, providing for (i) the conveyance, re-allocation and delivery of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value (the “Acquired Fund”), a series of Legg Mason Partners Investment Funds, Inc., in exchange for shares of Legg Mason Partners All Cap Growth and Value (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the amendment of the Legg Mason Partners Investment Funds, Inc. Charter, as provided in the form of Articles of Amendment, attached to this Proxy Statement/Prospectus as Annex I to Appendix A-2, to implement the Plan of Reorganization.

	☐	☐	☐

3. To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.	☐	☐	☐

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

PROXY

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 20, 2006 AT 1:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares hereby appoints R. Jay Gerken, Robert I Frenkel, Thomas C. Mandia and Rocco Del Guercio attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on December 20, 2006 at 1:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated October [    ], 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-877-0438
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

,2006
Date VAR_16661

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

	FOR	AGAINST	ABSTAIN

2.      To approve the Agreement and Plan of Reorganization, providing for (i) the conveyance, re-allocation and delivery of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Multiple Discipline Funds All Cap and International (the “Acquired Fund”), a series of Legg Mason Partners Investment Funds, Inc., in exchange for shares of Legg Mason Partners All Cap Growth and Value (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the amendment of the Legg Mason Partners Investment Funds, Inc. Charter, as provided in the form of Articles of Amendment, attached to this Proxy Statement/Prospectus as Annex I to Appendix A-2, to implement the Plan of Reorganization.

	☐	☐	☐

3. To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.	☐	☐	☐

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY	PROXY

LEGG MASON PARTNERS INVESTMENT SERIES

LEGG MASON PARTNERS GROWTH AND INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 20, 2006 AT 1:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Partners Growth and Income Fund (the “Acquired Fund”), a series of Legg Mason Partners Investment Series (the “Trust”), hereby appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Rocco Del Guercio attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 on December 20, 2006 at 1:00 P.M., and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated November     , 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-877-0438
VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable
, 2006
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ■

1.         To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Growth and Income Fund (the “Acquired Fund”), a series of the Trust, in exchange for shares of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, a series of Legg Mason Partners Investment Funds, Inc. (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.